UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FLUX POWER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A
(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A
Total fee paid: N/A

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

(1) Amount Previously Paid: N/A
(2) Form, Schedule or Registration Statement No.: N/A
(3) Filing Party: N/A
(4) Date filed: N/A

CONTROL ID:
FLUX POWER HOLDINGS, INC.	REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the 2021 Annual Meeting of Stockholders

DATE:	thursday, April 29, 2021
TIME:	10:00 A.m. pacific standard time
LOCATION:	https://agm.issuerdirect.com/flux

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/flux and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, the annual report on form 10-k, and other proxy materials are being made available at: https://www.iproxydirect.com/FLUX

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before April 15, 2021.

you may enter your voting instructions at https://www.iproxydirect.com/FLUX until 10:00 am pacific time april 29, 2021.

The purposes of this meeting are as follows:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve our 2021 Equity Incentive Plan ;

3.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021;

4.	To approve, on an advisory basis, the compensation of our named executive officers;

5.	To indicate, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

6.	To conduct any other business properly brought before the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on march 1, 2021 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ director nominees, “for” proposals 2, 3 and 4, and “3 yrs” for proposal 5 .

Please note - This is not a Proxy Card - you cannot vote by returning this card

FLUX POWER HOLDINGS, INC SHAREHOLDER SERVICES Raleigh NC 27603 1 Glenwood Avenue Suite 1001	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important